Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of General Steel Holdings, Inc., a Nevada corporation (the “Corporation”), does hereby certify that:

The Annual Report on Form 10-K for the year ended December 31, 2017 (the “Form 10-K”) of the Corporation fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Zuosheng Yu
Zuosheng Yu
Chief Executive Officer
(Principal Executive Officer)
December 17, 2018

/s/ John Chen
John Chen
Chief Financial Officer
(Principal Financial Officer)
December 17, 2018